UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOLECTRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following election form and related communications were sent to holders of the exchangeable shares of Solectron Global Services Canada, Inc. beginning on August 13, 2007.

August 13, 2007

Dear Holder of Solectron Global Services Canada, Inc. Exchangeable Shares:

We are sending you the enclosed Election Form in connection with the expected merger of Solectron Corporation (“Solectron”) with Saturn Merger Corp., a wholly-owned subsidiary of Flextronics International Ltd. (“Flextronics”), pursuant to the terms of the Agreement and Plan of Merger, dated June 4, 2007, by and among Solectron, Flextronics and Saturn Merger Corp. (the “merger agreement”). The merger will be considered at a special meeting of Solectron stockholders to be held on September 27, 2007. On the same day, Flextronics will hold its annual general meeting at which Flextronics shareholders will consider, among other items, a proposal to approve the issuance of Flextronics ordinary shares in the merger. Pending receipt of Solectron stockholder approval, Flextronics shareholder approval and all necessary regulatory approvals, we currently expect the closing of the merger to occur in October 2007.

Pursuant to the merger agreement, exchangeable shares of Solectron Global Services Canada Inc. (“Solectron Canada”), other than exchangeable shares owned by Solectron, any of its subsidiaries or their affiliates (“exchangeable shares”), will be exchanged for shares of Solectron common stock, on a one-for-one basis, prior to the effective time of the merger, and holders of exchangeable shares will be entitled to participate directly in the merger as a holder of shares of Solectron common stock.

As outlined in the Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on August 7, 2007 and mailed to you under separate cover on or about August 13, 2007 (the “Joint Proxy Statement/Prospectus”), the merger agreement provides that each Solectron stockholder (including holders of exchangeable shares whose exchangeable shares are automatically exchanged for Solectron common stock in connection with the merger) may elect to receive, for each share of Solectron common stock it owns, either, but not a combination of, 0.3450 of a Flextronics ordinary share (the “stock consideration”) or $3.89 in cash, without interest (the “cash consideration”).

Solectron stockholders (including holders of exchangeable shares whose exchangeable shares are automatically exchanged for Solectron common stock in connection with the merger) must make an election for either stock consideration or cash consideration with respect to all of their Solectron shares. However, under the merger agreement, Solectron and Flextronics have agreed that, regardless of the elections made by Solectron stockholders, all elections are subject to the limitation that at least 50%, but no more than 70%, of the shares of Solectron common stock outstanding immediately prior to completion of the merger (which assumes that each exchangeable share is exchanged for one share of common stock of Solectron as described above) will be converted into the right to receive Flextronics ordinary shares, and at least 30% but no more than 50%, of the shares of Solectron common stock outstanding immediately prior to completion of the merger will be converted into the right to receive cash. As a result, the cash and stock elections made by Solectron stockholders will be subject to proration based on these limits and Solectron stockholders that have elected to receive either cash or Flextronics ordinary shares could in certain circumstances receive a combination of both cash and Flextronics ordinary shares.

The following documents which are necessary to complete your election are included in this package:

•	an Election Form, which enables you to make your election;

•	the instructions for completing the Election Form; and

•	a return envelope for mailing items to the Computershare Shareholder Services, Inc.

We make no recommendations as to whether you should elect to receive Flextronics ordinary shares or cash. You must make your own decision with respect to this election, bearing in mind the tax consequences of the consideration you may receive based on your election. You also should note that, if you elect to receive Flextronics ordinary shares, the value of the shares you receive will depend on the market value of Flextronics ordinary shares as they trade over time, which may decrease between the time you make your election and the time you receive the Flextronics ordinary shares following the closing of the merger. We urge you to read carefully the entire Joint Proxy Statement/Prospectus, including the merger agreement attached thereto, the Election Form and the instructions accompanying the Election Form before making your election.

Please complete the Election Form and deliver your duly completed Election Form to Computershare Shareholder Services, Inc. as described in the instructions that accompany the Election Form. Your Election Form must be RECEIVED no later than the election deadline, which is 5:00 p.m., New York City time, on the later of (i) the date of the Solectron special meeting, and (ii) a date mutually agreed to by Flextronics and Solectron that is as near as practicable to 10 business days prior to the expected closing date of the merger (the “Election Deadline”). The Solectron special meeting will be held on September 27, 2007, and the closing of the merger is expected to occur in October 2007. Flextronics and Solectron will issue a press release announcing the date of the Election Deadline not more than 15, but at least 10, business days prior to the Election Deadline. If you do not make a valid election, you will have no control over the type of consideration that you will receive, and your exchangeable shares will be exchanged for cash, Flextronics ordinary shares or a combination of both according to the allocation rules set forth in the merger agreement and described in the Joint Proxy Statement/Prospectus.

Please do not return your exchangeable share certificates with the Election Form.

A separate election package, including a separate Election Form and related instructions, are being sent to holders of Solectron common stock. Holders of Solectron common stock should complete that separate Election Form. If you hold both Solectron common stock and exchangeable shares, you must make the same election for both.

You can find additional information on the merger and related transactions in the Joint Proxy Statement/Prospectus, and in the merger agreement attached to the Joint Proxy Statement/Prospectus as Annex A-1, which is available through the U.S. Securities and Exchange Commission’s website at www.sec.gov, as well as in the enclosed instructions for completing the Election Form. The information contained in the Joint Proxy Statement/Prospectus speaks as of August 7, 2007, and does not reflect subsequent developments. However, it incorporates by reference subsequent filings with the Securities and Exchange Commission by Flextronics and Solectron. You should rely only on the information contained or expressly incorporated by reference in the Joint Proxy Statement/Prospectus. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in that document.

If you have any questions regarding the merger or the election process, please contact Innisfree M&A Incorporated toll free from within the United States and Canada at (877) 825-8971. Banks and Brokers may call collect at 212-750-5833.

Sincerely,

Michael M. McNamara Chief Executive Officer Flextronics International Ltd.	Paul Tufano Interim Chief Executive Officer and Executive Vice President Solectron Corporation

On August 7, 2007, Flextronics filed a Registration Statement on Form S-4/A (SEC File No. 333-14486) with the Securities and Exchange Commission (“SEC”) that contains a definitive Joint Proxy Statement/Prospectus. Before making any voting or investment decision with respect to the proposed merger, investors and security holders are urged to read carefully the Registration Statement and the definitive Joint Proxy Statement/Prospectus and related materials, because they contain important information about Flextronics, Solectron and the proposed merger. The joint proxy statement/prospectus has been mailed to Flextronics shareholders and stockholders of Solectron. Documents filed with the SEC, including the definitive Joint Proxy Statement/Prospectus and other relevant materials, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of any documents that Flextronics and Solectron have filed with the SEC by directing a written request to, with respect to information relating to Flextronics, Flextronics International Ltd., 2090 Fortune Drive, San Jose, CA 95131, Attention: Investor Relations, and with respect to information relating to Solectron, Solectron Corporation, 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations.

Flextronics, Solectron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed transaction is included in the definitive Joint Proxy Statement/Prospectus referred to above.

SOLECTRON CORPORATION ELECTION FORM
For Holders of Exchangeable Shares of Solectron Global Services Canada, Inc.

This Election Form is being sent to holders of the exchangeable shares of Solectron Global Services Canada, Inc. (the “exchangeable shares”), which will be exchanged for shares of Solectron Corporation (“Solectron”) common stock in connection with the expected merger of Solectron with Saturn Merger Corp., a wholly-owned subsidiary of Flextronics International Ltd. (“Flextronics”), pursuant to the terms of the Agreement and Plan of Merger, dated June 4, 2007, by and among Solectron, Flextronics and Saturn Merger Corp. (the “merger agreement”). A joint proxy statement/prospectus relating to the merger was filed with the U.S. Securities and Exchange Commission on August 7, 2007 and was mailed to you under separate cover on or about August 13, 2007. Before completing this Election Form, you are urged to read the accompanying instructions to this form together with the joint proxy statement/prospectus and the merger agreement, which is attached to the joint proxy statement/prospectus as Annex A-1, in their entirety.

Your election is subject to certain terms and conditions which are set forth in the merger agreement and described in the joint proxy statement/prospectus.

The right to make an election expires at 5:00 p.m., New York City time, on the Election Deadline (as defined in Instruction B.1. to this Election Form).

1.	DESCRIPTION OF EXCHANGEABLE SHARES: (See Instruction C.1.) If all of your exchangeable shares are held in book-entry form, for this Item 1, you only need to fill in the right-hand column in the boxes below. Your election will apply to all exchangeable shares in the account to which this Election Form applies as of the effective time of the automatic exchange of exchangeable shares into shares of Solectron common stock prior to the merger, even if you do not include information in the boxes below for all those exchangeable shares.

Number of exchangeable shares (List number of shares
represented by each certificate listed in the left-hand
Certificate Number(s), if exchangeable shares	column and/or the number of shares held in book-entry
are held in certificated form:	form):

TOTAL EXCHANGEABLE SHARES è

2.	ELECTION: (See Instruction C.2.) You must elect either cash consideration or stock consideration for all of your exchangeable shares. All cash or stock elections are subject to proration as provided under the merger agreement and described in the joint proxy statement/prospectus. Choose ONE of the following options. If you do not check a box or if you check more than one box, your election will not be effective, and you will be considered to have made NO ELECTION and will receive cash, Flextronics ordinary shares or a combination of both according to the allocation rules set forth in the merger agreement and described in the joint proxy statement/prospectus.

A.	☐ Mark this box to elect CASH consideration of $3.89, without interest, for each Solectron share for ALL Solectron shares you will receive upon the automatic exchange of your exchangeable shares, subject to possible proration;

OR

B.	☐ Mark this box to elect STOCK consideration of 0.3450 of a Flextronics ordinary share for each Solectron share for ALL Solectron shares you will receive upon the automatic exchange of your exchangeable shares, plus cash in lieu of any fractional shares, subject to possible proration.

3.	SIGNATURE: (See Instruction C.3.) This Election Form must be signed by registered holder(s) exactly as their names(s) appear on the affixed label or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

Signature	Date

Daytime Telephone #

Signature of co-owner, if any	Date

Daytime Telephone #

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE AFFIXED LABEL

4.	DELIVERY INSTRUCTIONS: If you want to make an election, you must return your completed and signed Election Form to one of the addresses below. Your properly completed Election Form must be received prior to the Election Deadline (as defined in Instruction B.1. to this Election Form). We have enclosed a pre-addressed envelope for your convenience. Please allow ample time for delivery.

By Mail:	By Overnight Delivery:
Solectron Merger	Solectron Merger
c/o Computershare Shareholder	c/o Computershare Shareholder
Services, Inc.	Services, Inc.
Attn: Corporate Actions	Attn: Corporate Actions
P.O. Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184
U.S.A.	U.S.A.

Your election shall be effective only upon proper delivery of a duly completed Election Form to Computershare Shareholder Services, Inc. (the “Exchange Agent”) before the Election Deadline. Delivery of the Election Form to an address other than set forth above will NOT constitute a valid delivery to the Exchange Agent.

If the Exchange Agent has not received your properly completed Election Form by 5:00 p.m., New York City time, on the Election Deadline (as defined in Instruction B.1. to this Election Form), then you will not have made an effective election and you will be considered to have made NO ELECTION and will receive stock consideration, cash consideration or a combination of both cash consideration and stock consideration according to the allocation rules set forth in the merger agreement and described in the joint proxy statement/prospectus.

IF, AFTER SUBMITTING YOUR ELECTION, YOU WISH TO SELL OR OTHERWISE TRANSFER SOME OR ALL OF THE EXCHANGEABLE SHARES COVERED BY YOUR ELECTION, YOU WILL HAVE TO REVOKE YOUR ELECTION IN ORDER TO DELIVER THE EXCHANGEABLE SHARES TO THE PURCHASER OR OTHER TRANSFEREE. SEE INSTRUCTION B.4.

For Information About the Election
or to obtain Additional Copies of the Election Form or the Joint Proxy Statement/Prospectus,
You May Contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor
New York, New York, 10022
U.S.A.

Toll Free from within the United States and Canada:
(877) 825-8971

Banks and Brokers call collect:
(212) 750-5833

INSTRUCTIONS FOR SOLECTRON CORPORATION ELECTION FORM
For Holders of Exchangeable Shares of
Solectron Global Services Canada, Inc.

A.	Introduction

These instructions accompany the Election Form being delivered to holders of the exchangeable shares of Solectron Global Services Canada, Inc. in connection with the expected merger of Solectron Corporation (“Solectron”) with Saturn Merger Corp., a wholly-owned subsidiary of Flextronics International Ltd. (“Flextronics”), pursuant to the terms of the Agreement and Plan of Merger, dated June 4, 2007, by and among Solectron, Flextronics and Saturn Merger Corp. (the “merger agreement”). A joint proxy statement/prospectus relating to the merger was filed with the U.S. Securities and Exchange Commission on August 7, 2007 and was mailed to you under separate cover on or about August 13, 2007.

Pursuant to the merger agreement, exchangeable shares of Solectron Global Services Canada Inc., other than exchangeable shares owned by Solectron, any of its subsidiaries or their affiliates (“exchangeable shares”), will be automatically exchanged for shares of Solectron common stock, on a one-for-one basis, prior to the effective time of the merger. The merger agreement provides that holders of exchangeable shares will be entitled to elect to receive the same consideration in the merger, and to participate directly in the merger, as a holder of shares of Solectron common stock. As such, the Election Form and these instructions are being sent to holders of exchangeable shares, and Innisfree M&A Incorporated (the “Information Agent”) will provide the Election Form and instructions to any holder of exchangeable shares that requests them before the Election Deadline (as defined in Instruction B.1. below).

Pursuant to the merger agreement, Solectron stockholders (including holders of exchangeable shares) may elect to receive upon consummation of the merger, for each share of Solectron common stock they own and at the election of the stockholder, either, but not a combination of: (i) 0.3450 of a Flextronics ordinary share, or (ii) a cash payment of $3.89, without interest. Your election is subject to certain terms, conditions and limitations, which are set forth in the merger agreement and are described in the joint proxy statement/prospectus. You are encouraged to read the joint proxy statement/prospectus, including the merger agreement which is attached as Annex A-1 to the joint proxy statement/prospectus, in its entirety and to discuss the contents thereof and the Election Form with your personal financial or tax advisors prior to deciding which election to make. You are also encouraged to carefully read Annex F of the joint proxy statement/prospectus, which contains supplemental information for holders of exchangeable shares. The tax consequences of an election made by Solectron stockholders (including holders of exchangeable shares) will vary depending upon whether such holder receives cash and/or Flextronics ordinary shares in the merger and a number of other factors. For information regarding the U.S. federal income tax consequences of the merger, see the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” in the joint proxy statement/prospectus.

Your submission of an Election Form does NOT constitute a vote on the merger. In order to vote your exchangeable shares, you must follow the instructions for voting contained in the joint proxy statement/prospectus and the voting instruction form that will be delivered to you. Do not return your voting instruction form with this Election Form.

You will not receive your merger consideration until after the merger is effective and Computershare Trust Company of Canada (“Computershare Canada”), the trustee for the exchangeable shares, and Computershare Shareholder Services, Inc. (the “Exchange Agent”), the exchange agent for the merger, have received all additional documents and deliveries they may require, including a completed letter of transmittal (the form of which will be sent to you after the merger is effective) and certificates representing, or book-entry delivery of, your exchangeable shares. Do not return your exchangeable share certificates with this Election Form.

IF, AFTER SUBMITTING YOUR ELECTION, YOU WISH TO SELL OR OTHERWISE TRANSFER SOME OR ALL OF THE EXCHANGEABLE SHARES COVERED BY YOUR ELECTION, YOU WILL HAVE TO REVOKE YOUR ELECTION IN ORDER TO DELIVER THE SHARES TO THE PURCHASER OR OTHER TRANSFEREE. SEE INSTRUCTION B.4. BELOW.

Please read and follow carefully the instructions regarding completion of the Election Form set forth below. The terms and conditions set forth in these instructions are considered part of the Election Form.

If you hold your exchangeable shares through a broker, bank or other nominee, you will have to make your election through that broker, bank or other nominee. You should contact your broker, bank or other nominee promptly for information on how and when you must give them instructions for your election.

A separate “Solectron Corporation Election Form for Holders of Shares of Solectron Corporation Common Stock” and related instructions are being sent to holders of Solectron Common Stock. Holders of Solectron Common Stock should complete that separate Election Form.

For Information About the Election
or to obtain Additional Copies of the Election Form or the Joint Proxy Statement/Prospectus,
You May Contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor
New York, New York, 10022
U.S.A.

Toll Free from within the United States and Canada:
(877) 825-8971

Banks and Brokers call collect:
(212) 750-5833

B.	General Instructions

1.	Election Deadline. In order for your election to be effective, the Exchange Agent must receive a properly completed Election Form in respect of your exchangeable shares no later than 5:00 p.m., New York City time, on the later of (i) the date of the Solectron special meeting, and (ii) a date mutually agreed to by Flextronics and Solectron that is as near as practicable to 10 business days prior to the expected closing date of the merger (the “Election Deadline”). The Solectron special meeting will be held on September 27, 2007, and the closing of the merger is expected to occur in October 2007. Flextronics and Solectron will issue a press release announcing the date of the Election Deadline not more than 15, but at least 10, business days prior to the Election Deadline.

Please allow ample time for delivery of your Election Form. If you hold your Solectron shares through a broker, bank or other nominee, you may have to allow additional time in order to make a timely election.

2.	Multiple Elections. If you submit multiple Election Forms for different forms of consideration for exchangeable shares registered in the same account to which your Election Form applies, you will be treated as a non-electing stockholder (unless you expressly indicate on your later Election Form that it is a revocation of your previous election), and you will receive stock consideration, cash consideration or a combination of both stock consideration and cash consideration according to the allocation rules set forth in the merger agreement and described in the joint proxy statement/prospectus.

3.	Voluntary Revocation or Change of Election. Any election may be revoked or changed by written notice duly executed and received by the Exchange Agent prior to the Election Deadline. Such notice must specify the person in whose name the election to be revoked had been submitted, the name of the registered holder thereof, the account to which such election applied, and the serial numbers shown on the certificate(s) or book-entry transfer representing the exchangeable shares subject to the election being revoked. If an election is revoked, unless a properly completed Election Form is thereafter submitted to the Exchange Agent prior to the Election Deadline, you will be treated as a non-electing stockholder, and you will receive stock consideration, cash consideration or a combination of both stock consideration and cash consideration according to the allocation rules set forth in the merger agreement and described in the joint proxy statement/prospectus.

4.	Mandatory Revocation of Election. If, after submitting your election, you wish to sell or otherwise transfer some or all of the exchangeable shares covered by your election, you will have to revoke your election in order to deliver the exchangeable shares to the purchaser or other transferee. Such revocation must be received by the Exchange Agent prior to the Election Deadline and must otherwise comply with Instruction B.3. above. You may submit a new election for exchangeable shares that you do not sell or otherwise transfer. Such election must be received by the Exchange Agent prior to the Election Deadline and must otherwise comply with, and will be subject to the terms and conditions of, the Election Form and these Instructions. Because you can revoke your election only prior to the Election Deadline, after the Election Deadline and prior to the effective time of the merger you will not be able to sell or otherwise transfer exchangeable shares for which an election is effective as of the Election Deadline.

5.	Delivery of Election Form. The properly completed and duly executed and dated Election Form and any other documents required by the Election Form must be delivered to the Exchange Agent at the address set forth on the Election Form no later than the Election Deadline. A return envelope is enclosed. Please do not send your Election Form directly to Solectron or Computershare Canada. Do not return your exchangeable share certificates or voting instruction form with this Election Form.

The method of delivery of the Election Form and any other required documents is at the discretion and risk of the owner. However, if the Election Form is sent by mail, it is recommended that it be sent by registered mail with return receipt requested.

6.	Validity of Elections. All questions as to validity, form and effectiveness of the elections hereunder will be determined by the Exchange Agent and such determination shall be final and binding. The Exchange Agent will have the right to waive any irregularities or defects in any election. An election will not be deemed to have been made until all irregularities have been cured or waived. Neither Flextronics, Solectron nor the Exchange Agent will be under any obligation to notify any person of any defect in an Election Form submitted to the Exchange Agent.

If a holder of exchangeable shares does not properly follow the instructions for making an effective election or if a holder’s election is otherwise not effective, such holder will be treated as a non-electing stockholder, and will receive stock consideration, cash consideration or a combination of both stock consideration and cash consideration according to the allocation rules set forth in the merger agreement and described in the joint proxy statement/prospectus.

You will be deemed not to have made any election if:

•	no election choice is indicated in Item 2 of the Election Form;

•	more than one election choice is indicated in Item 2 of the Election Form;

•	you submit multiple Election Forms electing different forms of consideration for exchangeable shares in the same account to which your Election Form applies (unless you expressly indicate on your later Election Form that it is a revocation of your previous election);

•	you otherwise fail to follow the instructions on the Election Form or fail to properly make an election; or

•	a completed Election Form is not actually received by the Exchange Agent prior to the Election Deadline.

Notwithstanding anything to the contrary in the Election Form, the Exchange Agent will have the right to waive any flaws in a completed Election Form but shall be under no obligation to do so.

7.	Elections Void if Merger Not Completed. All Election Forms will be void and of no effect if the merger agreement is terminated for any reason. In such event, exchangeable shares are expected to be available for sale or transfer promptly following such termination.

8.	Cash in lieu of Fractional Interests. No fractional Flextronics ordinary shares will be issued in the merger. Instead, each Solectron stockholder (including former holders of exchangeable shares whose exchangeable shares are automatically exchanged for Solectron common stock in connection with the merger) that would otherwise be entitled to receive Flextronics fractional shares will receive an amount in cash (without interest) equal to the product of (1) such fractional share interest to which such holder would otherwise be entitled (after aggregating all fractional interests of Flextronics ordinary shares such holder would be entitled to receive as stock consideration) and (2) the average of the per share closing prices of Flextronics ordinary shares reported on the Nasdaq Global Select Market during the five (5) consecutive trading days ending on the trading day immediately preceding the closing date of the merger.

9.	Multiple Accounts. If you hold exchangeable shares in multiple accounts and you wish to make elections for all of your exchangeable shares, you must submit an election for each account, even if they are registered in the same name. An election for one account will not apply to exchangeable shares you hold in or through other accounts.

C.	Specific Instructions

1.	Description of Shares. In Item 1 of the Election Form, you should list the certificate number(s) for all of the exchangeable shares you own, along with the number of exchangeable shares represented by each certificate. If the space is inadequate, use a separate sheet and attach it to the Election Form. If you hold exchangeable shares in book-entry form and wish to make an election, you do not need to complete the left-hand column “Certificate No.(s)” in Item 1 for those book-entry shares. Simply fill in the number of shares in the right-hand column “Number of Shares.”

Your election will apply to all exchangeable shares that are in the same account to which such election applies as of the effective time of the mandatory exchange of exchangeable shares into shares of Solectron common stock immediately prior to the merger, even if you do not include information for all those exchangeable shares.

2.	Election. In Item 2 of the Election Form, you should:

•	mark Box A if you wish to elect cash consideration; or

•	mark Box B if you wish to elect stock consideration.

You must elect either cash consideration or stock consideration for all of your exchangeable shares. You cannot elect both cash consideration and stock consideration. You should remember, however, that because there are limits on the percentage of Solectron shares that will be converted into cash consideration and stock consideration, all elections are subject to proration as set forth in the merger agreement and described in the joint proxy statement/prospectus. Therefore, depending on the elections and non-elections made by other Solectron stockholders (including former holders of exchangeable shares whose exchangeable shares are automatically exchanged for Solectron common stock in connection with the merger), the actual merger consideration you receive could be different from what you elect to receive.

3.	Signatures on Election Form. The Election Form must be signed in the signature block.

Registered Holders. If the Election Form is signed by the registered holder(s) of the exchangeable shares covered thereby, the signature(s) must correspond with the name(s) of the registered holder(s) on the books of Computershare Canada, as register and transfer agent for Solectron Global Services Canada, Inc., without any alteration, enlargement or change whatsoever. If the exchangeable shares subject to an election are owned of record by two or more persons, all such persons must sign the Election Form.

Person(s) other than Registered Holders. If the Election Form is signed by a person other than the registered holder(s) of the exchangeable shares covered thereby, the Election Form must be accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the record holder(s) appears on the stock certificate(s) subject to the election, in which case the signatures on such stock powers must be guaranteed by an Eligible Institution (as described below).

Fiduciaries. If the Election Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, must give his or her full title in such capacity, and must submit proper evidence of his or her authority to so act. Stockholders with any questions regarding what constitutes proper evidence should call Innisfree M&A Incorporated at (877) 825-8971.

Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, you may proceed as follows: (a) for a change in name by marriage, etc., the Election Form should be signed, e.g., “Mary Doe, now by marriage Mary Jones” and (b) for a correction in name, the Election Form should be signed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown”. In such case, the signature on the Election Form must, however, be guaranteed by an Eligible Institution (as described below). The signature of a notary public is not sufficient for this purpose.

Guarantee of Signatures. A signature guarantee is required on the Election Form if the name(s) of the person(s) executing the Election Form are different from the name(s) of the registered holder(s) of the exchangeable shares covered by the Election Form. A signature guarantee must be completed by an eligible guarantor institution such as a commercial bank, trust company, securities broker/dealer, credit union, or savings association participating in a Medallion Program approved by the Securities Transfer Association, Inc. (each of the foregoing being an “Eligible Institution”). If you have any questions regarding the need for a signature guarantee, please call Innisfree M&A Incorporated at (877) 825-8971.

Safe Harbor Statement
     This communication contains forward-looking statements within the meaning of federal securities laws relating to both Flextronics and Solectron. These forward-looking statements include statements related to expectations as to the closing of the acquisition of Solectron by Flextronics. These forward-looking statements are based on current assumptions and expectations and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include the ability of Flextronics and Solectron to satisfy the conditions to closing (including obtaining required regulatory approvals, Solectron stockholder approval and Flextronics shareholder approval); if and when the acquisition occurs, the revenues, cost savings, growth prospects and any other synergies expected from the acquisition may not be fully realized due to difficulties integrating the businesses, operations and product lines of Flextronics and Solectron or may take longer to realize than expected; any delay in completing the acquisition (including any delay in obtaining the required clearances and approvals or resulting from any litigation or similar proceedings) may significantly reduce the benefits expected to be obtained from the acquisition; a failure to complete the acquisition could materially and adversely affect Flextronics’s results of operations and stock price; and Flextronics may incur significant costs associated with the acquisition, including charges to operations to reflect costs associated with integrating the businesses and operations of Flextronics and Solectron. Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Flextronics’s reports on Form 10-K, 10-Q and 8-K that Flextronics has filed with the U.S. Securities and Exchange Commission (“SEC”) and under “Cautionary Statement Regarding Forward Looking Information” and “Risk Factors” included in the Joint Proxy Statement/Prospectus which forms a part of Flextronics’s registration statement on Form S-4/A, filed by Flextronics with the SEC on August 7, 2007. The forward-looking statements in this communication are based on current expectations and Flextronics assumes no obligation to update these forward-looking statements.
Additional Information and Where to Find it:
     On August 7, 2007, Flextronics filed a Registration Statement on Form S-4/A (SEC File No. 333-14486) with the SEC that contains a definitive Joint Proxy Statement/Prospectus. Before making any voting or investment decision with respect to the proposed merger, investors and security holders are urged to read carefully the Registration Statement and the definitive Joint Proxy Statement/Prospectus and related materials, because they contain important information about Flextronics, Solectron and the proposed merger. Documents filed with the SEC, including the preliminary Joint Proxy Statement/Prospectus, the definitive Joint Proxy Statement/Prospectus, when it is made available, and other relevant materials, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of any documents that Flextronics and Solectron have filed with the SEC by directing a written request to:

For information relating to Flextronics:	For information relating to Solectron:

Flextronics International Ltd. 2090 Fortune Drive San Jose, CA 95131 Attention: Investor Relations	Solectron Corporation 847 Gibraltar Drive Milpitas, CA 95035 Attention: Investor Relations

     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation:
     Flextronics, Solectron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed transaction is included in the definitive Joint Proxy Statement/Prospectus referred to above. This document is available free of charge at the SEC’s website (www.sec.gov) or by contacting Flextronics and Solectron at their respective addresses listed above.